Semiannual Report February 28, 2001

Oppenheimer Europe Fund

REPORT HIGHLIGHTS

CONTENTS

1	President’s Letter

3	An Interview with Your Fund’s Manager

8	Financial Statements

28	Officers and Trustees

Fund Objective

Oppenheimer Europe Fund seeks capital appreciation. The Fund invests primarily in common stocks of European issuers.

Cumulative Total Returns*

For the Six-Month Period Ended 2/28/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	–27.57%	–31.74%

Class B	–27.80	–31.41

Class C	–27.95	–28.67

Class Y	–27.39

Average Annual Total Returns*

For the 1-Year Period Ended 2/28/01

	Without	With
	Sales Chg.	Sales Chg.

Class A	–35.97%	–39.65%

Class B	–36.41	–39.59

Class C	–36.51	–37.14

Class Y	–35.63

*	See Notes on page 7 for further details.

PRESIDENT’S LETTER

Bridget A. Macaskill
President
Oppenheimer
Europe Fund

Dear Shareholder,

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

      In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

      Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By mid-year, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.

      The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

      Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest

1 OPPENHEIMER EUROPE FUND

PRESIDENT’S LETTER

rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”

      Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.

      In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

      In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

Bridget A. Macaskill
March 21, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict the performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Portfolio Management
Team (l to r)
Shanquan Li
(Portfolio Manager)
Bill Wilby

Q. How did Oppenheimer Europe Fund perform over the six-month period that ended February 28, 2001?

A. In contrast to the Fund’s relatively strong performance during 1999 and the first eight months of 2000, we are disappointed with the Fund’s returns in a very difficult environment for European stocks. However, we believe that half a year is too short a time frame to accurately assess the Fund’s true performance potential. That’s because our investment approach, which combines state-of-the-art quantitative analysis with seasoned professional judgment, is designed to seek to produce competitive returns over full market cycles, which typically last a year or more.

      We attribute our lackluster near-term performance to two factors. First, adverse changes in currency exchange rates between the euro and U.S. dollar caused the value of European investments to decline sharply for U.S. investors. Second, because of slower economic growth in Europe and weakness in the U.S. stock market, investors in European stocks turned away from “growth” stocks with accelerating earnings and toward “value” stocks selling at attractive prices relative to their future prospects. Because the Fund was primarily focused on growth stocks, the Fund’s performance suffered.

3 OPPENHEIMER EUROPE FUND

AN INTERVIEW WITH YOUR FUND’S MANAGER

Average Annual
Total Returns with
Sales Charge

For the Periods Ended 3/31/01[1]

Class A	Since

1-Year	Inception

–42.78%	–13.40%

Class B	Since

1-Year	Inception

–42.74%	–12.86%

Class C	Since

1-Year	Inception

–40.41%	–11.53%

Class Y	Since

1-Year	Inception

–39.01%	–10.66%

How was the Fund managed while market sentiment was changing?

When it became apparent in October that investors were no longer attracted to fast-growing technology companies, we began to emphasize value stocks over growth stocks. We reduced our exposure to technology companies from about 35% in late September to approximately 10% by the end of December. We redeployed those assets into value-oriented industry groups such as financial services companies, which rose from approximately 7% of the Fund at the start of the reporting period to about 20% at the end. For similar reasons, we also increased our holdings of consumer-related stocks, which represented about 17% of the Fund at period end.

What types of companies contributed most to the Fund’s performance?

We received the best performance from traditional, “old economy” businesses such as manufacturers and financial services companies. For example, one of our top-performing holdings was a Spanish engineering and construction company that appealed to us because of its relatively low stock price and high dividend yield. Despite general weakness among automobile companies, we received attractive results from German automaker BMW. Our quantitative model suggested BMW because of the combination of strong sales and a low stock price compared to other European auto manufacturers.

      On the other hand, we received disappointing results from a number of technology companies that had posted excellent returns in previous reporting periods. For example, a global leader in voice-recognition software for the telecommunications industry saw its stock price fall sharply when some investors questioned the company’s accounting practices, and investor interest waned as a result.

1. See page 7 for further details

4 OPPENHEIMER EUROPE FUND

Where are you currently finding attractive opportunities?

We’ve found some compelling investments in Europe’s mid-sized banks. As a result, we recently increased our holdings of banks in Italy and Ireland. In our view, these smaller banks face fewer risks than large “money center” banks because they have loaned far less money to the troubled telecommunications industry. Instead, they have focused on lending to smaller businesses in their local markets. In addition, because we expect further consolidation in the European banking industry, midsized banks may be attractive acquisition candidates.

      Insurance companies are also attractive, in our opinion, because these businesses tend to be well established, and their customers are generally financially stable. As a result, many European insurance companies tend to produce consistent cash flows.

      Finally, we are finding reasonably priced growth opportunities in selected European retailers. With the advent of a single European currency, the euro, and the removal of longstanding trade barriers, some retailers have expanded their markets to neighboring countries. Companies that sell basic essentials are especially attractive, in our view, because their sales tend to remain relatively strong even when economic conditions weaken.

      We would like to remind our shareholders that foreign investing offers special opportunities, but also has special risks, such as the effect of currency rate fluctuations and foreign taxes, and the Fund’s focus on European stocks makes it sensitive to events affecting European markets.

What is your outlook for the European markets?

Despite recent market weakness, we remain optimistic. Positive long-term trends remain in place, including economic unification, greater corporate productivity and a sharper focus on

5 OPPENHEIMER EUROPE FUND

shareholder value among European executives. In this environment, we believe that it is advisable to disregard short-term setbacks and maintain a long-term investment perspective. Indeed, taking the long view is a critical part of what makes OppenheimerFunds The Right Way to Invest.

Top Ten Country Holdings[2]

France	21.8%

Great Britain	19.1

United States	9.3

The Netherlands	9.2

Switzerland	7.5

Spain	5.2

Italy	4.4

Germany	4.1

Finland	3.9

Ireland	3.4

Top Ten Common Stock Holdings[3]

Fortis, Cl. B	2.1%

Bayerische Motoren Werke (BMW) AG	1.9

Fitness First plc	1.9

Grupo Dragados SA	1.7

Elan Corp. plc, ADR	1.6

Telefonica SA	1.6

CSM NV	1.6

Assurances Generales de France	1.6

Schneider Electric SA	1.6

Koninklijke Ahold NV	1.6

2. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on total market value of investments.

3. Portfolio is subject to change. Percentages are as of February 28, 2001, and are based on net assets.

6 OPPENHEIMER EUROPE FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

The inception date of all classes was 3/1/99.

Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class B shares are subject to a 0.75% annual asset-based sales charge.

Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to a 0.75% annual asset-based sales charge.

Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the different calculations of performance is in the Fund’s Statement of Additional Information.

7 OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS    February 28, 2001 / Unaudited

		Market Value
	Shares	See Note 1

Common Stocks—97.7%

Basic Materials—4.4%

Chemicals—2.2%

Rhone-Poulenc SA	2,600	$209,926

Victrex plc	31,200	158,962

		368,888

Metals—2.2%

Rio Tinto plc	10,400	191,249

Vallourec SA	3,200	169,206

		360,455

Capital Goods—20.9%

Aerospace/Defense—1.2%

British Aerospace plc	45,000	190,816

Electrical Equipment—5.2%

Eltek ASA	10,600	213,896

Invensys plc	72,900	163,236

Kone Corp. Oyj, Cl. B	3,000	205,393

Schneider Electric SA	4,000	261,166

		843,691

Industrial Services—4.3%

Fugro NV	2,500	167,137

Oerlikon-Buehrle Holding AG1	800	161,681

RPS Group plc	61,600	151,038

Vedior NV	18,000	228,429

		708,285

Manufacturing—10.2%

Financiere et Industrielle Gaz et Eaux	2,100	167,045

FKI plc	55,700	168,706

Glaverbel SA	2,000	172,057

Huber & Suhner AG	200	158,338

Metso Oyj	15,400	167,818

Shire Pharmaceuticals Group plc[1]	10,500	191,876

Sidel SA	6,200	222,929

Smiths Industries plc	19,000	191,826

Zodiac SA	900	235,050

		1,675,645

8 OPPENHEIMER EUROPE FUND

		Market Value
	Shares	See Note 1

Communication Services—4.9%

Telephone Utilities—2.8%

Hellenic Telecommunications Organization SA	14,300	$199,621

Telefonica SA	15,500	264,408

		464,029

Telecommunications: Wireless—2.1%

Carphone Warehouse plc (The)[1]	73,100	168,691

Panafon Hellenic Telecom SA	28,900	174,341

		343,032

Consumer Cyclicals—22.5%

Autos & Housing—13.5%

Aggregate Industries plc	157,800	170,696

Bayerische Motoren Werke (BMW) AG	9,200	318,531

Berkeley Group plc (The)	19,000	238,841

Buzzi Unicem SpA	17,400	169,451

Compagnie de Saint Gobain	1,300	198,450

CRH plc	10,700	201,714

Grupo Dragados SA	21,200	276,836

Italmobiliare SpA	5,700	170,618

Renault SA	4,500	241,671

Volkswagen AG	4,000	220,152

		2,206,960

Consumer Services—0.2%

Cell Network AB	20,060	33,444

Retail: Specialty—7.8%

Christian Dior SA	3,900	169,172

Fitness First plc[1]	16,700	310,414

LVMH Moet Hennessey Louis Vuitton	3,100	190,288

Marionnaud Parfumeries SA1	1,800	226,277

Sonae, S.G.P.S., SA	166,800	205,542

UBI Soft Entertainment SA1	5,300	180,821

		1,282,514

Textile/Apparel & Home Furnishings—1.0%

Charles Voegele Holding AG	1,400	165,084

Consumer Staples—6.9%

Beverages—1.3%

Scottish & Newcastle plc	26,300	206,353

Entertainment—1.1%

Hagemeyer NV	7,500	175,253

9 OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

		Market Value
	Shares	See Note 1

Food—2.9%

CSM NV	10,600	$263,190

Nestle SA	100	218,819

		482,009

Food & Drug Retailers—1.6%

Koninklijke Ahold NV	7,900	254,560

Energy—1.3%

Oil: International—1.3%

TotalFinaElf SA, B Shares	1,500	211,738

Financial—19.3%

Banks—10.2%

ABN Amro Holding NV	7,700	169,234

Banca Popolare di Verona	22,100	251,601

Banco Bilbao Vizcaya Argentaria SA	13,300	197,892

Banco Santander Central Hispano SA	16,300	166,533

Bank of Ireland	12,000	114,545

Credit Agricole d’Ile-de-France	700	165,436

Credit Industriel et Commercial	509	55,139

Fortis, Cl. B	11,700	338,058

Standard Chartered plc	14,200	207,879

		1,666,317

Diversified Financial—3.9%

Aberedeen Asset Management plc[1]	34,000	239,306

Sampo-Leonia Insurance Co.[1]	2,800	148,056

Unibail (Union du Credit-Bail Immobilier)	1,400	244,614

		631,976

Insurance—5.2%

Aegon NV	5,500	193,259

Assurances Generales de France	4,200	261,672

Old Mutual plc	96,800	226,874

Pohjola Group Insurance Corp., B Shares[1]	4,200	166,080

		847,885

Healthcare—7.6%

Healthcare/Drugs—5.3%

Elan Corp. plc, ADR[1]	4,900	269,304

Galenica Holding AG	200	186,877

Recordati SpA	15,200	170,531

Sanofi-Synthelabo SA	4,500	244,154

		870,866

10 OPPENHEIMER EUROPE FUND

		Market Value
	Shares	See Note 1

Healthcare/Supplies & Services—2.3%

Getinge Industrier AB, Cl. B	13,300	$202,806

Ortivus AB, B Shares[1]	55,200	168,344

		371,150

Technology—6.6%

Computer Hardware—1.2%

Logitech International SA1	700	198,519

Computer Software—2.4%

Intracom SA	8,400	155,420

Lernout & Hauspie Speech Products NV1,2	26,000	68,380

Software AG1	3,000	168,287

		392,087

Electronics—3.0%

ASM International NV1	11,400	153,900

ASM Lithography Holding NV1	7,900	167,381

Thomson Multimedia[1]	4,000	172,443

		493,724

Transportation—3.3%

Air Transportation—2.2%

TBI plc	144,800	156,713

Unique Zurich Airport	1,400	211,475

		368,188

Shipping—1.1%

Bergesen d.y. ASA	9,600	181,375

Total Common Stocks (Cost $16,362,948)		15,994,843

	Principal

	Amount

Repurchase Agreements—8.9%

Repurchase agreement with Deutsche Bank Securities Inc.,
5.34%, dated 2/28/01, to be repurchased at $1,454,216 on 3/1/01, collateralized by U.S. Treasury Nts., 6.125%, 12/31/01, with a value of $1,002,750 and U.S. Treasury Bonds, 8.50%-11.75%, 2/15/10-

2/15/20, with a value of $484,846 (Cost $1,454,000)	$1,454,000	1,454,000

Total Investments, at Value (Cost $17,816,948)	106.6%	17,448,843

Liabilities in Excess of Other Assets	(6.6)	(1,081,944)

Net Assets	100.0%	$16,366,899

11 OPPENHEIMER EUROPE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income-producing security.

2. The issuer has filed bankruptcy. This security is valued under guidelines established by the Board of Trustees and is considered illiquid.

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

Geographical Diversification	Market Value	Percent

France	$3,827,199	21.8%

Great Britain	3,333,475	19.1

United States	1,621,381	9.3

The Netherlands	1,604,961	9.2

Switzerland	1,300,794	7.5

Spain	905,670	5.2

Italy	762,200	4.4

Germany	706,970	4.1

Finland	687,346	3.9

Ireland	585,564	3.4

Belgium	578,495	3.3

Greece	529,382	3.0

Norway	395,271	2.3

Sweden	404,593	2.3

Portugal	205,542	1.2

Total	$17,448,843	100.0%

See accompanying Notes to Financial Statements.

12 OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited

February 28, 2001

Assets

Investments, at value (cost $17,816,948)—see accompanying statement	$17,448,843

Unrealized appreciation on foreign currency contracts	5,794

Cash	721

Receivables and other assets:

Investments sold	680,961

Shares of beneficial interest sold	25,149

Interest and dividends	25,132

Other	3,481

Total assets	18,190,081

Liabilities

Unrealized depreciation on foreign currency contracts	2,391

Payables and other liabilities:

Investments purchased	1,725,768

Shares of beneficial interest redeemed	57,560

Trustees’ compensation	14,983

Distribution and service plan fees	6,470

Transfer and shareholder servicing agent fees	241

Other	15,769

Total liabilities	1,823,182

Net Assets	$16,366,899

Composition of Net Assets

Paid-in capital	$21,965,639

Accumulated net investment loss	(101,610)

Accumulated net realized loss on investments and foreign currency transactions	(5,125,823)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(371,307)

Net Assets	$16,366,899

13 OPPENHEIMER EUROPE FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $8,316,985 and 1,017,789 shares of beneficial interest outstanding)	$8.17

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$8.67

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,119,841 and 760,464 shares of beneficial interest outstanding)	$8.05

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,929,251 and 238,978 shares of beneficial interest outstanding)	$8.07

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $822 and 100 shares of beneficial interest outstanding)	$8.22

See accompanying Notes to Financial Statements.

14 OPPENHEIMER EUROPE FUND

STATEMENT OF OPERATIONS Unaudited

For the Six Months Ended February 28, 2001

Investment Income

Dividends (net of foreign withholding taxes of $5,821)	$56,287

Interest	37,461

Total income	93,748

Expenses

Management fees	73,508

Distribution and service plan fees:

Class A	9,208

Class B	30,846

Class C	9,170

Transfer and shareholder servicing agent fees:

Class A	9,591

Class B	5,685

Class C	1,849

Legal, auditing and other professional fees	20,675

Trustees’ compensation	15,207

Shareholder reports	12,464

Custodian fees and expenses	2,778

Other	5,088

Total expenses	196,069

Less expenses paid indirectly	(713)

Net expenses	195,356

Net Investment Loss	(101,608)

Realized and Unrealized Gain (Loss)

Net realized loss on:

Investments	(4,023,110)

Foreign currency transactions	(714,828)

Net realized loss	(4,737,938)

Net change in unrealized appreciation (depreciation) on:

Investments	(1,701,057)

Translation of assets and liabilities denominated in foreign currencies	936,553

Net change	(764,504)

Net realized and unrealized loss	(5,502,442)

Net Decrease in Net Assets Resulting from Operations	$(5,604,050)

See accompanying Notes to Financial Statements.

15 OPPENHEIMER EUROPE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	February 28, 2001	Year Ended
	(Unaudited)	August 31, 2000

Operations

Net investment loss	$(101,608)	$(133,073)

Net realized gain (loss)	(4,737,938)	(145,308)

Net change in unrealized appreciation (depreciation)	(764,504)	284,737

Net increase (decrease) in net assets resulting from operations	(5,604,050)	6,356

Dividends and/or Distributions to Shareholders

Dividends from net investment income:

Class A	—	(8,674)

Class B	—	—

Class C	—	—

Class Y	—	(2)

Distributions from net realized gain:

Class A	—	(211,896)

Class B	—	(79,596)

Class C	—	(6,956)

Class Y	—	(46)

Distributions in excess of net realized gain:

Class A	—	(53,404)

Class B	—	(20,063)

Class C	—	(1,753)

Class Y	—	(8)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:

Class A	(297,916)	7,717,305

Class B	1,465,407	5,971,636

Class C	894,410	1,263,514

Class Y	—	—

Net Assets

Total increase (decrease)	(3,542,149)	14,576,413

Beginning of period	19,909,048	5,332,635

End of period (including accumulated net investment loss of $101,610 and $2, respectively)	$16,366,899	$19,909,048

See accompanying Notes to Financial Statements.

16 OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended		Year Ended
	February 28, 2001		August 31,
Class A	(Unaudited)	2000	1999[1]

Per Share Operating Data

Net asset value, beginning of period	$11.28	$10.78	$10.00

Income (loss) from investment operations:

Net investment income (loss)	(.04)	(.06)	.02

Net realized and unrealized gain (loss)	(3.07)	1.12	.76

Total income (loss) from investment operations	(3.11)	1.06	.78

Dividends and/or distributions to shareholders:

Dividends from net investment income	—	(.02)	—

Distributions from net realized gain	—	(.43)	—

Distributions in excess of net realized gain	—	(.11)	—

Total dividends and/or distributions to shareholders	—	(.56)	—

Net asset value, end of period	$8.17	$11.28	$10.78

Total Return, at Net Asset Value[2]	(27.57)%	9.99%	7.80%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$8,317	$11,809	$4,347

Average net assets (in thousands)	$10,459	$8,366	$3,473

Ratios to average net assets:[3]

Net investment income (loss)	(0.78)%	(0.73)%	0.54%

Expenses	1.77%	1.94%	1.61%

Expenses, net of indirect expenses	N/A	1.92%	N/A

Portfolio turnover rate	144%	210%	83%

1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

17 OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months Ended		Year Ended
	February 28, 2001		August 31,
Class B	(Unaudited)	2000	1999[1]

Per Share Operating Data

Net asset value, beginning of period	$11.15	$10.73	$10.00

Income (loss) from investment operations:

Net investment loss	(.06)	(.08)	(.03)

Net realized and unrealized gain (loss)	(3.04)	1.04	.76

Total income (loss) from investment operations	(3.10)	.96	.73

Dividends and/or distributions to shareholders:

Distributions from net realized gain	—	(.43)	—

Distributions in excess of net realized gain	—	(.11)	—

Total dividends and/or distributions to shareholders	—	(.54)	—

Net asset value, end of period	$8.05	$11.15	$10.73

Total Return, at Net Asset Value[2]	(27.80)%	9.09%	7.30%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$6,120	$6,685	$851

Average net assets (in thousands)	$6,229	$3,954	$401

Ratios to average net assets:[3] Net investment loss	(1.54)%	(1.56)%	(0.87)%

Expenses	2.59%	2.77%	2.60%

Expenses, net of indirect expenses	N/A	2.75%	N/A

Portfolio turnover rate	144%	210%	83%

1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER EUROPE FUND

	Six Months Ended		Year Ended
	February 28, 2001		August 31,
Class C	(Unaudited)	2000	1999[1]

Per Share Operating Data

Net asset value, beginning of period	$11.20	$10.76	$10.00

Income (loss) from investment operations:

Net investment loss	(.04)	(.08)	(.02)

Net realized and unrealized gain (loss)	(3.09)	1.06	.78

Total income (loss) from investment operations	(3.13)	.98	.76

Dividends and/or distributions to shareholders:

Distributions from net realized gain	—	(.43)	—

Distributions in excess of net realized gain	—	(.11)	—

Total dividends and/or distributions to shareholders	—	(.54)	—

Net asset value, end of period	$8.07	$11.20	$10.76

Total Return, at Net Asset Value[2]	(27.95)%	9.26%	7.60%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1,929	$1,413	$133

Average net assets (in thousands)	$1,855	$811	$52

Ratios to average net assets:[3]

Net investment loss	(1.47)%	(1.56)%	(0.82)%

Expenses	2.61%	2.77%	2.57%

Expenses, net of indirect expenses	N/A	2.75%	N/A

Portfolio turnover rate	144%	210%	83%

1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

19 OPPENHEIMER EUROPE FUND

FINANCIAL HIGHLIGHTS Continued

	Six Months Ended		Year Ended
	February 28, 2001		August 31,
Class Y	(Unaudited)	2000	1999[1]

Per Share Operating Data

Net asset value, beginning of period	$11.32	$10.78	$10.00

Income (loss) from investment operations:

Net investment income (loss)	(.02)	(.05)	.04

Net realized and unrealized gain (loss)	(3.08)	1.15	.74

Total income (loss) from investment operations	(3.10)	1.10	.78

Dividends and/or distributions to shareholders:

Dividends from net investment income	—	(.02)	—

Distributions from net realized gain	—	(.43)	—

Distributions in excess of net realized gain	—	(.11)	—

Total dividends and/or distributions to shareholders	—	(.56)	—

Net asset value, end of period	$8.22	$11.32	$10.78

Total Return, at Net Asset Value[2]	(27.39)%	10.41%	7.80%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$1	$1	$1

Average net assets (in thousands)	$1	$1	$1

Ratios to average net assets:[3]

Net investment income (loss)	(0.40)%	(0.30)%	0.65%

Expenses	1.41%	1.51%	1.52%

Expenses, net of indirect expenses	N/A	1.49%	N/A

Portfolio turnover rate	144%	210%	83%

1. For the period from March 1, 1999 (inception of offering) to August 31, 1999.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

20 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited

1. Significant Accounting Policies

Oppenheimer Europe Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical centers to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting centers with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

21 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies Continued

Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan for the Fund’s independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2001, a provision of $14,877 was made for the Fund’s projected benefit obligations, resulting in an accumulated liability of $14,877 as of February 28, 2001.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share.

22 OPPENHEIMER EUROPE FUND

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

23 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest for each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2001		Year Ended August 31, 2000
	Shares	Amount	Shares	Amount

Class A

Sold	3,930,604	$34,154,320	1,305,642	$15,150,672

Dividends and/or distributions reinvested	—	—	13,787	150,971

Redeemed	(3,960,062)	(34,452,236)	(675,447)	(7,584,338)

Net increase (decrease)	(29,458)	$(297,916)	643,982	$7,717,305

Class B

Sold	247,157	$2,238,726	609,291	$7,023,625

Dividends and/or distributions reinvested	—	—	8,944	97,403

Redeemed	(86,244)	(773,319)	(98,063)	(1,149,392)

Net increase	160,913	$1,465,407	520,172	$5,971,636

Class C

Sold	1,593,047	$14,172,457	589,533	$6,506,073

Dividends and/or distributions reinvested	—	—	792	8,654

Redeemed	(1,480,303)	(13,278,047)	(476,470)	(5,251,213)

Net increase	112,744	$894,410	113,855	$1,263,514

Class Y

Sold	—	$—	—	$—

Dividends and/or distributions reinvested	—	—	—	—

Redeemed	—	—	—	—

Net increase	—	$—	—	$—

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2001, were $26,621,058 and $25,188,449, respectively.

4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion and 0.67% of average annual net assets over $2 billion. The Fund’s management fee for the six months ended February 28, 2001, was an annualized rate of 0.80%, before any waiver by the Manager if applicable.

24 OPPENHEIMER EUROPE FUND

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees. Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C
	Sales Charges	Sales Charges	Shares	Shares	Shares
	on Class A	Retained by	Advanced by	Advanced by	Advanced by
Six Months Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]

February 28, 2001	$24,931	$8,791	$1,800	$39,210	$4,728

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

	Class A	Class B	Class C
	Contingent Deferred	Contingent Deferred	Contingent Deferred
	Sales Charges	Sales Charges	Sales Charges
Six Months Ended	Retained by Distributor	Retained by Distributor	Retained by Distributor

February 28, 2001	$—	$4,293	$—

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended February 28, 2001, payments under the Class A plan totaled $9,208 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $1,269 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the

25 OPPENHEIMER EUROPE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued

period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended February 28, 2001, were as follows:

			Distributor's	Distributor's
			Aggregate	Aggregate
	Total	Amount	Unreimbursed	Unreimbursed
	Payments	Retained by	Expenses	Expenses as % of
	Under Plan	Distributor	Under Plan	Net Assets of Class

Class B Plan	$30,846	$26,804	$154,778	2.53%

Class C Plan	9,170	5,280	11,463	0.59

5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

26 OPPENHEIMER EUROPE FUND

As of February 28, 2001, the Fund had outstanding foreign currency contracts as follows:

		Contract
	Expiration	Amount	Valuation as of	Unrealized	Unrealized
Contract Description	Date	(000s)	February 28, 2001	Appreciation	Depreciation

Contracts to Purchase

British Pound Sterling (GBP)	3/1/01-3/2/01	GBP 147	$212,154	$4	$280

Euro (EUR)	3/1/01-3/2/01	EUR 956	879,320	5,790	235

Swedish Krona (SEK)	3/2/01	SEK 291	29,601	—	122

				5,794	637

Contracts to Sell

Euro (EUR)	3/2/01	EUR 174	159,667	—	1,754

Total Unrealized Appreciation and Depreciation				$5,794	$2,391

6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the six months ended or at February 28, 2001.

7. Subsequent Event

Effective March 1, 2001, Class N shares will be offered.

27 OPPENHEIMER EUROPE FUND

OPPENHEIMER EUROPE FUND

Officers and Trustees	Leon Levy, Chairman of the Board of Trustees

Donald W. Spiro, Vice Chairman of the Board of Trustees

Bridget A. Macaskill, Trustee and President

Robert G. Galli, Trustee

Phillip A. Griffiths, Trustee

Benjamin Lipstein, Trustee

Elizabeth B. Moynihan, Trustee

Kenneth A. Randall, Trustee

Edward V. Regan, Trustee

Russell S. Reynolds, Jr., Trustee

Clayton K. Yeutter, Trustee

Shanquan Li, Vice President

Andrew J. Donohue, Secretary

Brian W. Wixted, Treasurer

Robert J. Bishop, Assistant Treasurer

Scott T. Farrar, Assistant Treasurer

Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	KPMG LLP

Legal Counsel	Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Europe Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.525.7048 or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

© Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

28 OPPENHEIMER EUROPE FUND

OPPENHEIMERFUNDS FAMILY

Global Equity	Developing Markets Fund	Global Fund

	International Small Company Fund	Quest Global Value Fund

	Europe Fund	Global Growth & Income Fund

International Growth Fund

Equity	Stock	Stock & Bond

	Emerging Technologies Fund	Main Street® Growth & Income Fund

	Emerging Growth Fund	Quest Opportunity Value Fund

	Enterprise Fund	Total Return Fund

	Discovery Fund	Quest Balanced Value Fund

	Main Street® Small Cap Fund	Capital Income Fund

	Small Cap Value Fund[1]	Multiple Strategies Fund

	MidCap Fund	Disciplined Allocation Fund

	Main Street® Opportunity Fund	Convertible Securities Fund

	Growth Fund	Specialty

	Capital Appreciation Fund	Real Asset Fund®

	Large Cap Growth Fund	Gold & Special Minerals Fund

Value Fund[2]

Quest Capital Value Fund

Quest Value Fund

Trinity Growth Fund

Trinity Core Fund

Trinity Value Fund

Income	Taxable	Municipal

	International Bond Fund	California Municipal Fund[4]
	High Yield Fund	Florida Municipal Fund[4]

	Champion Income Fund	New Jersey Municipal Fund[4]

	Strategic Income Fund	New York Municipal Fund[4]

	Bond Fund	Pennsylvania Municipal Fund[4]

	Senior Floating Rate Fund	Municipal Bond Fund

	U.S. Government Trust	Intermediate Municipal Fund

Limited-Term Government Fund

Capital Preservation Fund[3]

Rochester Division

Rochester Fund Municipals

Limited Term New York Municipal Fund

Select Managers	Stock	Stock & Bond

	Mercury Advisors Focus Growth Fund	QM Active Balanced Fund[3]

Gartmore Millennium Growth Fund

Jennison Growth Fund

Salomon Brothers Capital Fund

Mercury Advisors S&P 500® Index Fund[3]

Money Market[5]	Money Market Fund	Cash Reserves

1. The Fund’s name was changed from “Oppenheimer Quest Small Cap FundSM” on 3/1/01.
2. The Fund’s name was changed from “Oppenheimer Disciplined Value Fund” on 2/28/01.
3. Available only through qualified retirement plans.
4. Available to investors only in certain states.
5. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

29 OPPENHEIMER EUROPE FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.1 So call us today, or visit our website—we're here to help.

Internet
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General Information
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Ticker Symbols	Class A: OEFAX	Class B:OEFBX	Class C:OEFCX	Class Y:OEFYX

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2. At times this website may be inaccessible or its transaction feature may be unavailable.

RS0261.001.0201       April 27, 2001